Exhibit 99.1

American National Group Inc.
June 30, 2026
Financial Supplement

Financial Summary (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	QoQ	YoY	2026	2025	YTD
Income
GAAP net income (loss)	$198	$(7)	$356	$208	$141	NM	40%	$191	$(95)	301%
Distributable operating earnings (a)	291	306	360	329	320	(5)%	(9)%	597	661	(10)%

Balance Sheet
Total assets	$131,714	$130,406	$130,257	$130,559	$126,345	1%	4%	$131,714	$126,345	4%
Total liabilities	123,045	121,010	120,588	119,578	116,128	2%	6%	123,045	116,128	6%
Total equity	8,669	9,396	9,669	10,981	10,217	(8)%	(15)%	8,669	10,217	(15)%
Total common stockholders' equity (a)	8,253	8,934	9,257	10,170	9,494	(8)%	(13)%	8,253	9,494	(13)%
Total adjusted common stockholders' equity (a)	9,441	9,812	9,533	10,325	9,961	(4)%	(5)%	9,441	9,961	(5)%

	Twelve Months Ended June 30, 2026
Annuity investment spread	1.7%
Note: “NM” represents changes that are not meaningful.
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22.

GAAP Balance Sheet (Dollars in millions)

	Historical Data		Percentage Change
	June 30, 2026	December 31, 2025	YTD
Assets
Investments:
Available-for-sale fixed maturity securities, at fair value	$61,598	$57,992	6%
Equity securities, at fair value	595	1,179	(50)%
Mortgage loans on real estate, at amortized cost	11,554	11,113	4%
Other invested assets	21,704	20,232	7%
Total investments	95,451	90,516	5%

Cash and cash equivalents	8,416	11,660	(28)%
Accrued investment income	834	799	4%
Deferred policy acquisition costs, deferred sales inducements and value of business acquired	11,665	11,513	1%
Reinsurance recoverables and deposit assets	8,831	9,255	(5)%
Intangible assets	1,480	1,501	(1)%
Other assets	4,163	4,191	(1)%
Separate account assets	874	822	6%
Total assets	$131,714	$130,257	1%

Liabilities
Future policy benefits	$10,879	$10,962	(1)%
Policyholders' account balances	96,064	92,992	3%
Policy and contract claims	298	410	(27)%
Market risk benefits	4,751	4,536	5%
Long term borrowings	2,957	2,951	—%
Funds withheld for reinsurance liabilities	2,887	3,088	(7)%
Other liabilities	4,335	4,827	(10)%
Separate account liabilities	874	822	6%
Total liabilities	123,045	120,588	2%

Equity
Preferred stock	292	292	—%
Additional paid-in capital	5,865	6,404	(8)%
Accumulated other comprehensive income (loss), net of taxes	433	1,094	(60)%
Retained earnings	1,955	1,759	11%
Non-controlling interests	124	120	3%
Total equity	8,669	9,669	(10)%
Total liabilities and equity	$131,714	$130,257	1%

GAAP Income Statement (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	QoQ	YoY	2026	2025	YTD
Revenues
Premiums	$142	$145	$698	$206	$354	(2)%	(60)%	$287	$812	(65)%
Other policy revenue	190	162	189	181	172	17%	10%	352	321	10%
Net investment income	1,289	1,289	1,256	1,242	1,139	—%	13%	2,578	2,390	8%
Investment related gains (losses)	59	(30)	133	(33)	(11)	297%	636%	29	(8)	463%
Other income	26	34	23	22	27	(24)%	(4)%	60	55	9%
Total revenue	1,706	1,600	2,299	1,618	1,681	7%	1%	3,306	3,570	(7)%

Benefits and Expenses
Policyholder benefits and claims incurred	244	231	828	270	510	6%	(52)%	475	1,112	(57)%
Interest sensitive contract benefits	762	545	506	523	485	40%	57%	1,307	997	31%
Amortization of DAC, DSI and VOBA	271	272	256	268	246	—%	10%	543	484	12%
Change in FV of insurance-related derivatives and embedded derivatives	(232)	138	73	(187)	131	(268)%	(277)%	(94)	330	(128)%
Change in fair value of market risk benefits	109	139	101	310	(47)	(22)%	332%	248	314	(21)%
Total benefits	1,154	1,325	1,764	1,184	1,325	(13)%	(13)%	2,479	3,237	(23)%
Operating expenses	230	206	215	118	168	12%	37%	436	392	11%
Interest expense	42	49	43	47	49	(14)%	(14)%	91	93	(2)%
Total benefits and expenses	1,426	1,580	2,022	1,349	1,542	(10)%	(8)%	3,006	3,722	(19)%
Income tax expense (benefit)	72	17	(94)	109	27	324%	167%	89	(35)	354%
Income (loss) from continuing operations	208	3	371	160	112	NM	86%	211	(117)	280%
Income from discontinuing operations, net of tax	—	—	—	58	42	—%	(100)%	—	68	(100)%
Net income (loss)	208	3	371	218	154	NM	35%	211	(49)	531%
Less: Net income (loss) from continuing operations attributable to noncontrolling interests, net of tax	4	4	3	(1)	2	—%	100%	8	5	60%
Net income (loss) attributable to American National Group Inc. stockholders	204	(1)	368	219	152	NM	34%	203	(54)	476%
Less: Preferred stock dividends and redemption	6	6	12	11	11	—%	(45)%	12	41	(71)%
Net income (loss) attributable to American National Group Inc. common stockholder	$198	$(7)	$356	$208	$141	NM	40%	$191	$(95)	301%

Distributable Operating Earnings Reconciliation (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	QoQ	YoY	2026	2025	YTD
Income (loss) from continuing operations (a)	$198	$(7)	$356	$150	$99	NM	100%	$191	$(163)	217%
Net investment gains, including reinsurance funds withheld	76	137	33	165	186	(45)%	(59)%	213	261	(18)%
Mark-to-market on insurance contracts and other net assets	(49)	162	70	(21)	36	(130)%	(236)%	113	618	(82)%
Deferred income tax expense (recovery)	9	(51)	(171)	10	(44)	118%	120%	(42)	(182)	77%
Depreciation	29	39	45	35	38	(26)%	(24)%	68	90	(24)%
Transaction costs	28	26	27	(10)	5	8%	460%	54	37	46%
Distributable operating earnings (b)	$291	$306	$360	$329	$320	(5)%	(9)%	$597	$661	(10)%
(a)Income (loss) from continuing operations is net income (loss) attributable to American National Group Inc. common stockholder less income (loss) from discontinuing operations, net of tax.
(b)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22.

Adjusted Equity Reconciliation (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	QoQ	YoY	2026	2025	YTD
Total equity	$8,669	$9,396	$9,669	$10,981	$10,217	(8)%	(15)%	$8,669	$10,217	(15)%
Non-controlling interests	(124)	(170)	(120)	(223)	(135)	27%	8%	(124)	(135)	8%
Equity available to preferred stockholders	(292)	(292)	(292)	(588)	(588)	—%	50%	(292)	(588)	50%
Total common stockholders' equity (a)	8,253	8,934	9,257	10,170	9,494	(8)%	(13)%	8,253	9,494	(13)%
Accumulated other comprehensive income (AOCI)	(433)	(711)	(1,094)	(1,132)	(664)	39%	35%	(433)	(664)	35%
Accumulated impact of mark-to-market losses (gains) on derivatives and insurance contracts	1,621	1,589	1,370	1,287	1,131	2%	43%	1,621	1,131	43%
Total adjusted common stockholders' equity (a)	$9,441	$9,812	$9,533	$10,325	$9,961	(4)%	(5)%	$9,441	$9,961	(5)%
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22.

Invested Assets (Dollars in millions)

	June 30, 2026			December 31, 2025
	GAAP Carrying Value	Book Value	Unrealized Gain/(Loss)	GAAP Carrying Value	Book Value	Unrealized Gain/(Loss)
Invested Assets
Investments:
U.S. treasury and government	$68	$69	$(1)	$68	$68	$—
U.S. states and political subdivisions	2,859	2,802	57	2,910	2,827	83
Foreign governments	3,238	3,238	—	1,169	1,118	51
Corporate debt securities	42,734	42,646	88	41,514	40,745	769
Residential mortgage-backed securities	616	585	31	678	641	37
Commercial mortgage-backed securities	2,741	2,711	30	3,015	2,946	69
Collateralized debt securities	6,810	6,866	(56)	5,855	5,801	54
Total fixed maturity, available-for-sale	59,066	58,917	149	55,209	54,146	1,063

Equity securities:
Common and preferred stock	577	545	32	1,161	1,083	78
Total equity securities	577	545	32	1,161	1,083	78

Other investments:
Mortgage loans on real estate, net of allowance	11,465	11,465	—	11,030	11,030	—
Private loans, net of allowance	8,924	8,924	—	8,886	8,886	—
Real estate and real estate partnerships	6,225	6,225	—	5,800	5,800	—
Investments funds	3,605	3,605	—	3,187	3,187	—
Policy loans	238	238	—	234	234	—
Short-term investments	484	484	—	600	600	—
Other invested assets	2,203	2,203	—	1,485	1,485	—
Total investments, net of coinsurance funds withheld investments	92,787	92,606	181	87,592	86,451	1,141
Coinsurance funds withheld investments (a)	2,664	2,644	20	2,924	2,849	75
Total investments	$95,451	$95,250	$201	$90,516	$89,300	$1,216
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

Credit Quality of Investments (Dollars in millions)

	June 30, 2026		December 31, 2025
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Assets with NAIC Designation
Fixed maturities, available-for-sale, at fair value:
1	$31,650	34%	$29,481	32%
2	25,239	26%	23,414	26%
3	1,362	1%	1,374	2%
4	462	—%	475	1%
5	62	—%	59	—%
6	16	—%	18	—%
Total fixed maturities, available-for-sale	58,791	61%	54,821	61%

Assets without NAIC Designation
Fixed maturities, at fair value	275	—%	388	—%
Equity securities, at fair value	577	1%	1,161	1%
Mortgage loans	11,465	12%	11,030	12%
Private Loans	8,924	9%	8,886	10%
Real estate and real estate partnerships	6,225	7%	5,800	6%
Investment funds	3,605	4%	3,187	4%
Policy loans	238	—%	234	—%
Short-term investments	484	1%	600	1%
Other invested assets	2,203	2%	1,485	2%
	33,996	36%	32,771	36%
Total investments, net of coinsurance funds withheld investments	92,787	97%	87,592	97%
Coinsurance funds withheld investments (a)	2,664	3%	2,924	3%
Total investments	$95,451	100%	$90,516	100%
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

Credit Quality of Investments - Detail (Dollars in millions)

	June 30, 2026		December 31, 2025
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Available-for-sale:
U.S. treasury and government (a)	$68	—%	$68	—%
U.S. states and political subdivisions (a)	2,859	5%	2,910	5%
Foreign governments (a)	3,238	5%	1,169	2%
Corporate debt securities	42,734	69%	41,514	72%
Residential mortgage-backed securities	616	1%	678	1%
Commercial mortgage-backed securities	2,741	5%	3,015	5%
Collateralized debt securities	6,810	11%	5,855	10%
Total fixed maturities, available-for-sale, net of coinsurance funds withheld investments	59,066	96%	55,209	95%
Coinsurance funds withheld investments (b)	2,532	4%	2,783	5%
Total fixed maturities, available-for-sale	$61,598	100%	$57,992	100%

Corporate debt securities
NAIC designation
1	$20,401	48%	$19,778	48%
2	21,095	50%	20,288	50%
3	899	2%	923	2%
4	98	—%	180	—%
5	12	—%	4	—%
6	—	—%	—	—%
Total U.S. corporate debt securities (c)	$42,505	100%	$41,173	100%

Residential mortgage-backed securities
NAIC designation
1	$602	98%	$659	96%
2	5	1%	2	—%
3	2	—%	4	2%
4	2	—%	2	—%
5	5	1%	11	2%
6	—	—%	—	—%
Total Residential mortgage-backed securities	$616	100%	$678	100%

Commercial mortgage-backed securities
NAIC designation
1	$2,363	88%	$2,613	88%
2	187	7%	206	7%
3	76	3%	77	2%
4	49	1%	45	2%
5	5	—%	9	—%
6	16	1%	17	1%
Total Commercial mortgage-backed securities (d)	$2,696	100%	$2,967	100%

Credit Quality of Investments - Detail (Dollars in millions)

	June 30, 2026		December 31, 2025
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Collateralized debt securities
NAIC designation
1	$2,615	38%	$2,744	47%
2	3,502	52%	2,512	43%
3	357	5%	334	6%
4	314	5%	248	4%
5	22	—%	17	—%
6	—	—%	—	—%
Total Collateralized debt securities	$6,810	100%	$5,855	100%
(a)Over 99% of available-for-sale fixed maturity U.S. treasury and government, U.S. states and political subdivisions, and foreign governments securities are rated NAIC 1 or 2.
(b)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(c)Excludes securities that are not rated with a carrying value of $24 million at June 30, 2026 and $294 million at December 31, 2025. Also excludes $205 million of investments in variable interest entities not directly held by American National Group Inc. at June 30, 2026 and $47 million at December 31,
2025.
(d)Excludes securities that are not rated with a carrying value of $24 million at June 30, 2026 and $21 million at December 31, 2025. Also excludes $21 million of investments in variable interest entities not directly held by American National Group Inc. at June 30, 2026 and $27 million at December 31,
2025.

Mortgage Loans (Dollars in millions)

	June 30, 2026		December 31, 2025
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans
Agricultural	$336	4%	$349	4%
Apartment	3,090	34%	2,294	26%
Hotel	866	9%	967	11%
Industrial	1,611	18%	1,775	21%
Office	1,417	15%	1,435	16%
Parking	176	2%	207	2%
Retail	1,238	14%	1,352	15%
Storage	103	1%	114	1%
Other	156	2%	224	3%
Total commercial mortgage loans, net of coinsurance funds withheld investments	8,993	99%	8,717	99%
Coinsurance funds withheld investments (a)	89	1%	83	1%
Total commercial mortgage loans (b)	$9,082	100%	$8,800	100%

Non-performing commercial mortgage loans
Total non-performing commercial mortgage loans	$179	2%	$114	1%
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(b)Total commercial mortgage loans excludes the allowance for credit losses of $92 million and $87 million at June 30, 2026 and December 31, 2025, respectively.

Mortgage Loans - Exposure (Dollars in millions)

	June 30, 2026		December 31, 2025
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans - Exposure by LTV
0-50%	$2,678	31%	$2,668	32%
50-60%	2,550	30%	3,118	37%
60-70%	2,508	30%	1,863	22%
70% +	683	8%	699	8%
Total commercial mortgage loans, net of coinsurance funds withheld investments	8,419	99%	8,348	99%
Coinsurance funds withheld investments (a)	89	1%	82	1%
Total commercial mortgage loans (b) (c)	$8,508	100%	$8,430	100%

Average LTV	51%		52%

	June 30, 2026		December 31, 2025
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans - Exposure by CM Rating
CM1	$3,221	38%	$3,579	43%
CM2	3,141	37%	2,699	32%
CM3	1,542	18%	1,780	21%
CM4	336	4%	116	1%
CM5	—	—%	50	1%
CM6	169	2%	105	1%
CM7	10	—%	19	—%
Total commercial mortgage loans, net of coinsurance funds withheld investments	8,419	99%	8,348	99%
Coinsurance funds withheld investments (a)	89	1%	82	1%
Total commercial mortgage loans (b) (c)	$8,508	100%	$8,430	100%

Median CM Rating	CM2		CM2
(a)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(b)Excludes $574 million and $370 million investments in variable interest entities not directly held by American National Group Inc.’s regulated insurance entities at June 30, 2026 and December 31, 2025, respectively.
(c)Total commercial mortgage loans excludes the allowance for credit losses of $92 million and $87 million at June 30, 2026 and December 31, 2025, respectively.

Private Loans by Credit Rating and Industry Sector (Dollars in millions)

	June 30, 2026
	A or higher	BBB	BB and below	Unrated (a)	Total
Asset-based finance	$713	$—	$—	$114	$827
Consumer	—	—	207	51	258
Financials	597	15	80	372	1,064
Industrial	—	89	833	931	1,853
Real estate	47	1,013	160	1,319	2,539
Software	—	—	382	18	400
Telecommunications	—	—	412	71	483
Utilities	439	193	448	420	1,500
Total private loans, net of coinsurance funds withheld investments	1,796	1,310	2,522	3,296	8,924
Coinsurance funds withheld investments (b)	13	12	—	—	25
Total private loans (c)	$1,809	$1,322	$2,522	$3,296	$8,949

	December 31, 2025
	A or higher	BBB	BB and below	Unrated (a)	Total
Asset-based finance	$712	$—	$—	$31	$743
Consumer	172	—	92	15	279
Financials	649	38	283	383	1,353
Industrial	—	88	850	1,032	1,970
Real estate	28	1,013	213	1,277	2,531
Software	—	—	380	—	380
Telecommunications	—	—	418	66	484
Utilities	416	166	351	213	1,146
Total private loans, net of coinsurance funds withheld investments	1,977	1,305	2,587	3,017	8,886
Coinsurance funds withheld investments (b)	29	11	—	—	40
Total private loans (c)	$2,006	$1,316	$2,587	$3,017	$8,926
(a)Due to the nature of private loans, external agency credit ratings may not be readily available. Where appropriate, the Company obtains non-published credit ratings from one or more third-party rating agencies, which are determined based on an independent evaluation of the transaction. For other loans without published or private credit ratings, the Company assigns internal risk ratings, based on its investment selection and monitoring process and policies. These internal risk ratings are categorized as “Unrated” above.
(b)Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(c)Total private loans includes the allowance for credit losses of $125 million and $149 million at June 30, 2026 and December 31, 2025, respectively.

Financial Strength and Credit Ratings (Dollars in millions)

Financial Strength Ratings
	AM Best	Standard & Poor's	Fitch	Line of Business	June 30, 2026 Statutory Liability Balance
American Equity Investment Life Insurance Company	A	A	A	Life & retirement	$59,201
American National Insurance Company	A	A	A	Life & retirement	41,319
Eagle Life Insurance Company	A	A	A	Life & retirement	4,835
American National Life Insurance Company of New York	A	A	A	Life & retirement	1,881
American Equity Investment Life Insurance Company of New York	A	-	A	Life & retirement	71
American National Life Insurance Company of Texas	A	-	-	Life & retirement	5
Garden State Life Insurance Company	Au	-	-	Life & retirement	3
Freestone Re Ltd. (a)	-	A	-	Life & retirement reinsurance	—

Credit ratings
American National Group Inc.	-	BBB	BBB+
American National Group Inc.:
— Senior Unsecured Notes	-	BBB	BBB
— Preferred Stock	-	BB+	BB+
— Subordinated Notes	-	BB+	BB+
American National Global Funding:
— Senior Secured Notes	-	A	A
(a)Freestone Re Ltd. has modified coinsurance agreements with subsidiaries of American National Group Inc. There were $56,719 million of statutory liabilities associated with these agreements at June 30, 2026.

Capitalization (Dollars in millions)

	Amount	% Total Capitalization	Facility Ratings (S&P / Fitch)	Rates	Issue Date	Maturity
Senior Unsecured Bonds - SEC Registered	$692	6%	BBB / BBB	6.00%	June 2025	July 2035
Term Loan	99	1%		SOFR + 1.25%	May 2024	May 2027
Senior Unsecured Bonds - SEC Registered	597	5%	BBB / BBB	5.75%	October 2024	October 2029
Senior Unsecured Bonds - 144A	497	5%	BBB / BBB	6.144%	June 2022	June 2032
Junior Subordinated Debentures - SEC Registered (a)	494	4%	BB+ / BB+	7.00%	August 2025	August 2055
Senior Unsecured Bonds - SEC Registered	494	4%	BBB / BBB	5.00%	June 2017	June 2027
Subordinated Debentures	84	1%		5.00%	October 1999	June 2047
Total Long Term Borrowings	2,957	26%

Perpetual Preferred Shares - Series D	292	3%	BB+ / BB+	7.38%	January 2025	Perpetual
Total Common Stockholders' Equity	8,377	76%
Total Equity	8,669	79%
Accumulated Other Comprehensive Income (AOCI)	433	4%
Non-Controlling Interests (NCI)	124	1%
Total Equity, Excluding AOCI and NCI (b)	8,112	74%
Total Capitalization, Excluding AOCI and NCI (b)	$11,069	100%
(a)Rate will be reset to 3.183% plus five-year U.S. Treasury Rate effective December 1, 2030.
(b)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22.

Annuity Investment Spread (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	QoQ	YoY	2026	2025	YTD
Non-GAAP net investment income (a)	$1,384	$1,352	$1,347	$1,285	$1,238	2%	12%	$2,736	$2,476	11%
Cost of funds	992	970	918	899	868	2%	14%	1,962	1,792	10%
Total net investment spread	$392	$382	$429	$386	$370	3%	6%	$774	$684	13%

Average invested assets	$93,933	$92,329	$89,678	$85,993	$83,173	2%	13%	$93,933	$83,173	13%

	Twelve Months Ended June 30, 2026
Yield on net invested assets	5.9%
Aggregate cost of funds	4.2%
Total net investment spread	1.7%

(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22. The net impact of the adjustments disclosed on page 22 were $95 million in Q2 2026, $63 million in Q1
2026, $91 million in Q4 2025, $43 million in Q3 2025, and $99 million in Q2 2025.

Reconciliation of Benefits and Expenses to Cost of Funds (Dollars in millions)

	Historical Data					Year-to-Date
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	2026	2025
US GAAP benefits and expenses	$1,426	$1,580	$2,022	$1,349	$1,542	$3,006	$3,722
Premiums	(142)	(145)	(698)	(206)	(354)	(287)	(812)
Product charges	(190)	(162)	(189)	(181)	(172)	(352)	(321)
Change in fair value of insurance-related derivatives and embedded derivatives	232	(138)	(73)	187	(131)	94	(330)
Change in fair value of MRB - capital market impacts	2	(31)	(3)	(197)	127	(29)	(141)
Policy and other operating expenses	(278)	23	(13)	(16)	(7)	(255)	(108)
Premiums, benefits and expenses on non-annuity segments	(58)	(157)	(128)	(37)	(137)	(215)	(218)
Total adjustments to arrive at cost of funds	(434)	(610)	(1,104)	(450)	(674)	(1,044)	(1,930)
Total annuity cost of funds (a)	$992	$970	$918	$899	$868	$1,962	$1,792
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 22.

Annuity Sales (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	QoQ	YoY	2026	2025	YTD
Gross Annuity Sales
Retail
Fixed Index	$1,631	$1,691	$2,337	$2,528	$2,513	(4)%	(35)%	$3,322	$4,348	(24)%
Fixed Rate	1,175	1,379	1,904	2,147	1,052	(15)%	12%	2,554	2,097	22%
Other (a)	177	176	148	79	57	1%	211%	353	101	250%
Total Retail Annuities	2,983	3,246	4,389	4,754	3,622	(8)%	(18)%	6,229	6,546	(5)%

Institutional
Pension Risk Transfer	30	64	788	100	262	(53)%	(89)%	94	644	(85)%
Funding Agreements	700	500	1,389	—	400	40%	75%	1,200	900	33%
Total Institutional Annuities	730	564	2,177	100	662	29%	10%	1,294	1,544	(16)%

Total Gross Annuity Sales	3,713	3,810	6,566	4,854	4,284	(3)%	(13)%	7,523	8,090	(7)%
Ceded	(1)	(2)	(15)	(14)	(9)	(50)%	(89)%	(3)	(16)	(81)%
Total Net Annuity Sales	$3,712	$3,808	$6,551	$4,840	$4,275	(3)%	(13)%	$7,520	$8,074	(7)%
(a)Other retail annuities represent sales of single premium immediate annuities and structured settlement annuities.

Surrender Charge Exposure (Dollars in millions)

	Q2 2026		Q1 2026
	Account Value (a)	Average Surrender Charge	Account Value (a)	Average Surrender Charge
Years of surrender charge remaining (b)
No surrender charge remaining	$11,339	—%	$11,231	—%
Greater than 0 to less than 3	12,565	4%	12,371	4%
3 to less than 6	15,234	8%	15,567	8%
6 to less than 9	33,679	11%	31,735	11%
9 or greater	11,679	13%	12,621	13%
	$84,496	8%	$83,525	8%
(a)Account value excludes claims in-course of settlement and single premium immediate annuities.
(b)The weighted average years remaining in the protected surrender charge period is approximately 6 years.

Legal Notice
This document has been prepared solely for the information of investors. This document does not purport to provide complete and current information about American National Group Inc.
(“ANGI”) or a complete description of ANGI and the risks of investing in ANGI (including risks described in offering documents previously provided to investors). Under no circumstances is this document or the information contained herein to be construed as a prospectus, offering memorandum or advertisement, and no part of this document or any information or statement contained herein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. By reading or reviewing this document, you agree to be bound by the following limitations.
You should not rely on this document as the basis on which to make any investment decision. Neither this document nor any part of it may be reproduced or redistributed, passed on, or the contents otherwise divulged, directly or indirectly, to any other person (excluding the recipient’s professional advisers) or published in whole or in part for any purpose without the prior written consent of ANGI.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction.
The summary descriptions and other information included in this document are intended only for informational purposes and convenient reference. The information contained in this document is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations.
Past performance is not indicative of future results.
The statements contained in this document are made as of the date of the release of this report, unless another time is specified in relation to them, and access to this document at any given time shall not give rise to any implication that there has not been a change in the facts set forth in this document since that date. Certain information set forth in this document has been developed internally or obtained from sources believed by ANGI to be reliable; however, ANGI does not give any representation or warranty (express or implied) as to the accuracy, adequacy, timeliness or completeness of such information, and assumes no responsibility for independent verification of such information.

Non-GAAP Financial Disclosures
In addition to our results presented in accordance with accounting principles generally accepted in the United States of America (“US GAAP” or “GAAP”), we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures together with the relevant US GAAP measures provides information that may enhance a user’s understanding of our results of operations and the underlying profitability drivers of our business. These measures should be considered supplementary to our results in accordance with US GAAP and should not be viewed as a substitute for the corresponding US GAAP measures.
Distributable Operating Earnings
Distributable operating earnings (“DOE”) is a non-GAAP measure used by management to assess operating results and the performance of the business. DOE is defined as net income after applicable taxes, excluding the impact of depreciation and amortization, deferred income taxes related to basis and other changes, and transaction costs, as well as certain investment and insurance reserve gains and losses, including gains and losses related to asset and liability matching strategies, non-operating adjustments related to changes in cash flow assumptions for future policy benefits and change in market risk benefits. DOE is inclusive of returns on equity invested in certain variable interest entities and our share of adjusted earnings from our investments in certain associates. DOE is a measure of operating performance that is not calculated in accordance with, and does not have any standardized meaning prescribed by GAAP.
DOE is, therefore, unlikely to be comparable to similar measures presented by other issuers. We believe our presentation of DOE is useful to investors because it supplements investors’
understanding of our operating performance by providing information regarding our ongoing performance that excludes items we believe do not directly affect our core operations. Our presentation of DOE also provides investors enhanced comparability of our ongoing performance across years.
Total Equity, Excluding AOCI and NCI, Total Capitalization, Excluding AOCI and NCI, and Total Adjusted Common Stockholders’ Equity
Total equity, excluding AOCI and NCI and total capitalization, excluding AOCI and NCI are non-GAAP measures based on stockholders’ equity excluding the effect of AOCI and NCI.
Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. NCI is excluded in order to provide a view of equity and capitalization attributable to American National Group Inc.
Total adjusted common stockholder's equity is a non-GAAP financial measure based on common stockholders' equity excluding the impact of AOCI and the accumulated after tax impact of certain adjustments related to mark-to market gains and losses on derivatives and insurance contracts. These adjustments primarily include certain insurance reserve gains and losses, including gains and losses related to asset and liability matching strategies, non-operating adjustments related to changes in cash flow assumptions for future policy benefits, and changes in market risk benefits. We believe our presentation of this non-GAAP metric is useful to investors because it supplements investors' understanding of our operating performance by providing information regarding our ongoing performance that excludes items we believe do not directly affect our core operations. Our presentation of this non-GAAP metric provides investors enhanced comparability of our ongoing performance across years.
Non-GAAP Net Investment Income
Non-GAAP net investment income is comprised of GAAP net investment income adjusted to exclude net investment income on non-annuity segments, exclude depreciation on investment real estate, include mark to market gain/loss on alternative investments, include realized gain/loss on certain investments, and include the tax benefit of tax exempt investment income.
Annuity Cost of Funds
Annuity cost of funds is a non-GAAP measure which includes liability costs related to cost of crediting on fixed deferred and fixed indexed annuities as well as other liability costs. Cost of crediting on fixed deferred annuities is the interest credited to the policyholders on our fixed strategies. Cost of crediting on fixed indexed annuities is the cost of option purchased to fund the index credit and the impact of over or under hedging for the index credits. Other liability costs include DAC, DSI and VOBA amortization, certain market risk benefit fair value changes, and operating expenses net of premiums and product charge revenue. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under US GAAP.